Guardian Investor IIsm Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated August 15, 2014.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2014, for Guardian Investor IIsm Variable Annuity issued through The Guardian Separate Account R.

MFS New Discovery Portfolio, a portfolio of MFS Variable Insurance Trust II, was reorganized into MFS New Discovery Series, a series of MFS Variable Insurance Trust, as of the close of business on August 8, 2014. Effective immediately, all references to MFS New Discovery Portfolio, a portfolio of MFS Variable Insurance Trust II, are hereby deleted in their entirety and replaced with MFS New Discovery Series, a series of MFS Variable Insurance Trust.

Except as set forth herein, all other provisions of the prospectuses noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

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